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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 4, 2000


                              HYPERCOM CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                1-13521                   86-0828608
(State or Other Jurisdiction     (Commission        (IRS Employer Identification
      of Incorporation)          File Number)                    No.)





                 2851 WEST KATHLEEN ROAD, PHOENIX, ARIZONA    85053
               (Address of Principal Executive Offices)     (Zip code)




Registrant's telephone number, including area code   (602) 504-5000


                                 Not Applicable.
         (Former Name or Former Address, if changed since last report.)
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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Effective as of February 4, 2000, PricewaterhouseCoopers LLP ("PwC") was dismissed as the independent accountants of Hypercom Corporation (the "Company"). On February 9, 2000, the Company engaged Ernst & Young LLP ("E&Y") as its independent accountants to audit the Company's consolidated financial statements for the fiscal six months ended December 31, 1999. The decision to change independent accountants was approved by the Audit Committee of the Company's Board of Directors.

           PwC's reports on the consolidated financial statements of the Company as of June 30, 1999 and 1998 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

           During the Company's two most recent fiscal years ended June 30, 1999 and 1998, and for the period from July 1, 1999 through February 4, 2000, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In addition, during the Company's two most recent fiscal years ended June 30, 1999 and 1998, and for the period from July 1, 1999 through February 4, 2000, there did not occur any kind of event listed in paragraphs (a)(1)(v)(A) through (D) of Regulation S-K, Item 304.

           In connection with the Company's engagement of E&Y as its independent accountants for the fiscal six months ended December 31, 1999, neither the Company nor any person acting on behalf of the Company, consulted E&Y regarding
(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Regulation S-K, Item 304, and the related instructions) or a reportable event as described in paragraph (a)(1)(v) of Regulation S-K, Item 304.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)    Exhibits

           Exhibit Number              Description

            16                         Letter from PricewaterhouseCoopers LLP
                                       to the Securities and Exchange Commission dated February 9, 2000



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HYPERCOM CORPORATION



Date: February 10, 2000                   /s/ Jonathon Killmer
                                          --------------------------------------
                                          Jonathon Killmer
                                          Chief Financial Officer and
                                          Chief Administrative Officer



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                                INDEX TO EXHIBITS


Exhibit No.                Exhibit

16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated February 9, 2000.



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